UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 5, 2023

UNISYS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-8729	38-0387840
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

801 Lakeview Drive, Suite 100
Blue Bell, Pennsylvania 19422

(Address of principal executive offices) (Zip Code)

(215) 986-4011
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01	UIS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)    The 2023 annual meeting of stockholders (the “Annual Meeting”) of Unisys Corporation (the “Company”) was held on May 5, 2023.

(b)    The following matters were voted upon at the Annual Meeting and received the following votes:

(1)    The individuals listed below were elected to serve as directors of the Company:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Peter A. Altabef	56,825,559	1,041,093	209,896	4,514,968
Nathaniel A. Davis	52,641,604	5,247,754	187,190	4,514,968
Matthew J. Desch	52,703,487	5,185,962	187,099	4,514,968
Philippe Germond	47,813,369	9,994,659	268,520	4,514,968
Deborah Lee James	51,698,269	6,191,706	186,573	4,514,968
John A. Kritzmacher	57,283,645	599,078	193,825	4,514,968
Paul E. Martin	52,814,425	5,077,004	185,119	4,514,968
Regina Paolillo	52,843,144	5,053,851	179,553	4,514,968
Troy K. Richardson	52,789,948	5,093,969	192,631	4,514,968
Lee D. Roberts	55,768,450	2,114,482	193,616	4,514,968
Roxanne Taylor	51,737,375	6,151,755	187,418	4,514,968

(2)    A proposal to approve a resolution approving executive compensation on an advisory basis was approved with 49,067,676 votes for; 8,882,927 votes against; 125,945 abstentions; and 4,514,968 broker non-votes.

(3)    An advisory vote on the frequency of holding an advisory vote on executive compensation was held with 55,929,907 votes for one year; 178,191 votes for two years; 1,898,144 votes for three years; and 70,306 abstentions.

(4)    A proposal to ratify the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for 2023 was approved with 62,215,891 votes for; 123,715 votes against; and 251,910 abstentions.

(5)    A proposal to approve the Unisys Corporation 2023 Long-Term Incentive and Equity Compensation Plan was approved with 55,551,108 votes for; 2,393,327 votes against; 132,113 abstentions; and 4,514,968 broker non-votes.

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Unisys Corporation

Date: May 8, 2023	By:	/s/ Claudius Sokenu
Claudius Sokenu
Senior Vice President, General Counsel, Corporate Secretary and Chief Administrative Officer